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                                                                   EXHIBIT 23(A)

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement Nos. 33-33788 and 33-53175 of Chambers Development Company, Inc. on Form S-8 of our reports dated March 30, 1995 appearing in this Annual Report on Form 10-K of Chambers Development Company, Inc. for the year ended December 31, 1994.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
March 30, 1995